Statements of Changes in Net Assets Available for Benefits - Puerto Rico Group Savings Plan - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions
Employee	$ 199,746	$ 188,429
Employer	223,929	206,706
Investment income
Net investment income from Sanofi U.S. Group Savings Master Trust	4,293,565	3,521,874
Other income (expense)	(10,201)	16,657
Interest on notes receivable from participants	8,917	4,869
Total additions	4,715,956	3,938,535
DEDUCTIONS FROM NET ASSETS ATTRIBUTED TO
Distributions	3,527,694	3,219,887
Fees and administrative expenses	16,263	41,295
Total deductions	3,543,957	3,261,182
Increase in net assets available for benefits	1,171,999	677,353
NET ASSETS AVAILABLE FOR BENEFITS
Beginning of year	30,674,061	29,996,708
End of year	$ 31,846,060	$ 30,674,061